                                                                    EXHIBIT 99.2


                  HCC Insurance Holdings, Inc. and Subsidiaries

                                    ---------

                      Condensed Consolidated Balance Sheets

                                    --------

                                                                 September 30, 2001   December 31, 2000
                                                                 ------------------   -----------------
                                                                    (Unaudited)
ASSETS

Investments:
   Fixed income securities, at market
      (cost:  2001 $470,677,000; 2000 $422,821,000 )                $  489,707,000     $  433,844,000
   Marketable equity securities, at market
      (cost:  2001 $4,724,000; 2000 $8,896,000)                          4,674,000          6,282,000
   Short-term investments, at cost, which approximates market          410,828,000        263,805,000
   Other investments, at estimated fair value
       (cost: 2001 $6,941,000; 2000 $7,182,000)                          6,555,000          7,182,000
                                                                    --------------     --------------
      Total investments                                                911,764,000        711,113,000

Cash                                                                     3,503,000         13,991,000
Restricted cash and cash investments                                   124,457,000        101,738,000
Premium, claims and other receivables                                  720,875,000        609,716,000
Reinsurance recoverables                                               897,632,000        789,412,000
Ceded unearned premium                                                  83,110,000        114,469,000
Ceded life and annuity benefits                                         84,394,000         86,760,000
Deferred policy acquisition costs                                       29,011,000         39,108,000
Property and equipment, net                                             38,006,000         39,438,000
Goodwill                                                               242,232,000        266,015,000
Other assets                                                            32,841,000         18,995,000
                                                                    --------------     --------------

      TOTAL ASSETS                                                  $3,167,825,000     $2,790,755,000
                                                                    ==============     ==============

LIABILITIES

Loss and loss adjustment expense payable                            $1,127,715,000     $  944,117,000
Life and annuity policy benefits                                        84,394,000         86,760,000
Reinsurance balances payable                                           100,216,000        130,746,000
Unearned premium                                                       173,543,000        190,550,000
Deferred ceding commissions                                             17,872,000         30,013,000
Premium and claims payable                                             723,329,000        617,847,000
Notes payable                                                          175,168,000        212,133,000
Accounts payable and accrued liabilities                                54,213,000         47,659,000
                                                                    --------------     --------------

      Total liabilities                                              2,456,450,000      2,259,825,000

SHAREHOLDERS' EQUITY

Common stock, $1.00 par value; 250,000,000 shares authorized;
   (shares issued and outstanding: 2001 59,790,501;
   2000 51,342,006                                                      59,791,000         51,342,000
Additional paid-in capital                                             367,106,000        196,999,000
Retained earnings                                                      273,437,000        277,876,000
Accumulated other comprehensive income                                  11,041,000          4,713,000
                                                                    --------------     --------------

      Total shareholders' equity                                       711,375,000        530,930,000
                                                                    --------------     --------------

      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $3,167,825,000     $2,790,755,000
                                                                    ==============     ==============

See Notes to Condensed Consolidated Financial Statements.

                  HCC Insurance Holdings, Inc. and Subsidiaries

                                    --------

                  Condensed Consolidated Statements of Earnings

                                   (Unaudited)

                                    --------

                                                                       For the nine months ended September 30,
                                                                           2001                       2000
                                                                      ---------------           ---------------
REVENUE

Net earned premium                                                    $   249,080,000           $   201,289,000
Management fees                                                            43,668,000                77,396,000
Commission income                                                          34,299,000                37,293,000
Net investment income                                                      30,613,000                28,568,000
Net realized investment loss                                                 (237,000)               (3,825,000)
Other operating income                                                     15,846,000                22,712,000
                                                                      ---------------           ---------------

      Total revenue                                                       373,269,000               363,433,000

EXPENSE

Loss and loss adjustment expense                                          216,143,000               149,534,000

Operating expense:
   Policy acquisition costs, net                                           21,515,000                21,673,000
   Compensation expense                                                    51,135,000                64,223,000
   Other operating expense                                                 55,340,000                39,715,000
                                                                      ---------------           ---------------
      Net operating expense                                               127,990,000               125,611,000

Interest expense                                                            6,631,000                15,592,000
                                                                      ---------------           ---------------

      Total expense                                                       350,764,000               290,737,000
                                                                      ---------------           ---------------

      Earnings before income tax provision                                 22,505,000                72,696,000

Income tax provision                                                       16,145,000                28,350,000
                                                                      ---------------           ---------------

      Earnings before cumulative effect of accounting change                6,360,000                44,346,000

Cumulative effect of accounting change, net of
    deferred tax effect of $1,335,000                                              --                (2,013,000)
                                                                      ---------------           ---------------

     NET EARNINGS                                                     $     6,360,000           $    42,333,000
                                                                      ===============           ===============

BASIC EARNINGS PER SHARE DATA:

Earnings before accounting change                                     $          0.11           $          0.88
Cumulative effect of accounting change                                             --                     (0.04)
                                                                      ---------------           ---------------

     NET EARNINGS                                                     $          0.11           $          0.84
                                                                      ===============           ===============

Weighted average shares outstanding                                        57,411,000                50,555,000
                                                                      ===============           ===============

DILUTED EARNINGS PER SHARE DATA:

Earnings before accounting change                                     $          0.11           $          0.87
Cumulative effect of accounting change                                             --                     (0.04)
                                                                      ---------------           ---------------

     NET EARNINGS                                                     $          0.11           $          0.83
                                                                      ===============           ===============

Weighted average shares outstanding                                        58,755,000                51,245,000
                                                                      ===============           ===============

Cash dividends declared, per share                                    $        0.1825                      0.16
                                                                      ===============           ===============

See Notes to Condensed Consolidated Financial Statements.

                  HCC Insurance Holdings, Inc. and Subsidiaries

                                    --------

                  Condensed Consolidated Statements of Earnings

                                   (Unaudited)

                                    --------

                                                              For the three months ended September 30,
                                                                   2001                     2000
                                                              --------------           --------------
REVENUE

Net earned premium                                            $   93,471,000           $   66,279,000
Management fees                                                   14,033,000               23,587,000
Commission income                                                  9,507,000               11,597,000
Net investment income                                             10,105,000               10,373,000
Net realized investment gain                                         123,000                  547,000
Other operating income                                            10,382,000                8,156,000
                                                              --------------           --------------

      Total revenue                                              137,621,000              120,539,000

EXPENSE

Loss and loss adjustment expense                                 119,174,000               47,593,000

Operating expense:
   Policy acquisition costs, net                                   9,262,000                6,171,000
   Compensation expense                                           15,669,000               20,847,000
   Other operating expense                                        27,800,000               11,716,000
                                                              --------------           --------------
      Net operating expense                                       52,731,000               38,734,000

Interest expense                                                   1,470,000                5,256,000
                                                              --------------           --------------

      Total expense                                              173,375,000               91,583,000
                                                              --------------           --------------

      Earnings (benefit) before income tax provision             (35,754,000)              28,956,000

Income tax provision (benefit)                                    (6,678,000)              11,194,000
                                                              --------------           --------------

     NET EARNINGS (LOSS)                                      $  (29,076,000)          $   17,762,000
                                                              ==============           ==============

BASIC EARNINGS (LOSS) PER SHARE DATA:

Earnings (loss) per share                                     $        (0.49)          $         0.35
                                                              ==============           ==============

Weighted average shares outstanding                               59,399,000               50,739,000
                                                              ==============           ==============

DILUTED EARNINGS (LOSS) PER SHARE DATA:

Earnings (loss) per share                                     $        (0.49)          $         0.34
                                                              ==============           ==============


Weighted average shares outstanding                               59,399,000               52,037,000
                                                              ==============           ==============

Cash dividends declared, per share                            $       0.0625           $         0.06
                                                              ==============           ==============

See Notes to Condensed Consolidated Financial Statements.

                  HCC Insurance Holdings, Inc. and Subsidiaries

                                    --------

                 Condensed Consolidated Statements of Cash Flows

                                   (Unaudited)

                                    --------

                                                                             For the nine months ended September 30,
                                                                                 2001                       2000
                                                                             --------------            --------------
Cash flows from operating activities:
  Net earnings                                                               $    6,360,000            $   42,333,000
  Adjustments to reconcile net earnings to net
    cash provided by operating activities:
      Change in premium, claims and other receivables                          (100,469,000)              (46,126,000)
      Change in reinsurance recoverables                                       (190,056,000)              (22,168,000)
      Change in ceded unearned premium                                           16,284,000                12,574,000
      Change in other assets                                                    (16,375,000)               15,653,000
      Change in loss and loss adjustment expense payable                        266,322,000                24,220,000
      Change in reinsurance balances payable                                    (18,258,000)               (7,088,000)
      Change in premium and claims payable, net of restricted cash               82,763,000                82,959,000
      Change in accounts payable and accrued liabilities                          7,558,000               (21,681,000)
      Gains on sales of other operating investments                              (8,171,000)               (5,739,000)
      Depreciation, amortization an impairments                                  29,782,000                13,983,000
      Other, net                                                                  6,236,000                (4,559,000)
                                                                             --------------            --------------
         Cash provided by operating activities                                   81,976,000                84,361,000

Cash flows from investing activities:
  Sales of fixed income securities                                               88,621,000                86,079,000
  Maturity or call of fixed income securities                                    25,843,000                27,406,000
  Sales of equity securities                                                     11,960,000                 7,437,000
  Dispositions of other operating investments                                     1,042,000                27,803,000
  Change in short-term investments                                             (148,364,000)              (72,460,000)
  Cash paid for companies acquired, net of cash received                                 --                (9,880,000)
  Cost of securities acquired                                                  (187,383,000)             (148,245,000)
  Purchases of property and equipment and other, net                             (4,637,000)               (6,248,000)
                                                                             --------------            --------------
      Cash used by investing activities                                        (212,918,000)              (88,108,000)

Cash flows from financing activities:
  Proceeds from notes payable, net of costs                                     168,058,000                26,700,000
  Sale of common stock,  net of costs                                           172,538,000                 6,656,000
  Payments on notes payable                                                    (209,523,000)              (39,842,000)
  Dividends paid                                                                (10,619,000)               (7,372,000)
                                                                             --------------            --------------
      Cash provided (used) by financing activities                              120,454,000               (13,858,000)
                                                                             --------------            --------------

      Net change in cash                                                        (10,488,000)              (17,605,000)

      Cash at beginning of period                                                13,991,000                26,825,000
                                                                             --------------            --------------

      CASH AT END OF PERIOD                                                  $    3,503,000            $    9,220,000
                                                                             ==============            ==============

See Notes to Condensed Consolidated Financial Statement

                          HCC INSURANCE HOLDINGS, INC.
                        INSURANCE COMPANY WRITTEN PREMIUM
                               SEPTEMBER 30, 2001
                                ($ IN THOUSANDS)





                                3RD QTR        3RD QTR      CHANGE
                                 2001           2000           %
                              ----------     ----------     ------
GROSS WRITTEN

Life, Accident & Health       $  154,346     $  143,757          7
Aviation                          43,862         38,204         15
Marine, Energy & Property         14,684         14,605          1
Miscellaneous                      3,505          5,123        (32)
                              ----------     ----------     ------
                                 216,397        201,689          7%
                                                            ======
Discontinued                      26,502         40,515
                              ----------     ----------
                              $  242,899     $  242,204
                              ==========     ==========



NET WRITTEN

Life, Accident & Health       $   50,511     $   35,621         42
Aviation                          19,232         19,793         (3)
Marine, Energy & Property          6,442          5,081         27
Miscellaneous                      3,251          5,197        (37)
                              ----------     ----------     ------
                                  79,436         65,692         21%
                                                            ======
Discontinued                      13,739          6,482
                              ----------     ----------

                              $   93,175     $   72,174
                              ==========     ==========



NET EARNED PREMIUM

Life, Accident & Health       $   50,716     $   34,665         46
Aviation                          23,397         17,996         30
Marine, Energy & Property          6,503          2,863        127
Miscellaneous                      3,501          5,197        (33)
                              ----------     ----------     ------
                                  84,117         60,721         39%
                                                            ======
Discontinued                       9,354          5,558
                              ----------     ----------

                              $   93,471     $   66,279
                              ==========     ==========

                          HCC INSURANCE HOLDINGS, INC.
                        INSURANCE COMPANY WRITTEN PREMIUM
                               SEPTEMBER 30, 2001
                                ($ IN THOUSANDS)





                                      YTD           YTD          CHANGE
                                     2001           2000            %
                                   ---------     ---------      ---------
GROSS WRITTEN

Life, Accident & Health            $ 474,695     $ 398,393             19
Aviation                             137,123       143,279             (4)
Marine, Energy, & Property            65,825        54,317             21
Miscellaneous                         11,285        14,243            (21)
                                   ---------     ---------      ---------
                                     688,928       610,232             13%
                                                                =========
Discontinued                          77,679       103,250
                                   ---------     ---------

                                   $ 766,607     $ 713,482
                                   =========     =========



NET WRITTEN

Life, Accident & Health            $ 139,379     $ 112,894             23
Aviation                              67,460        56,314             20
Marine, Energy, & Property            22,906        13,336             72
Miscellaneous                         10,075        13,742            (27)
                                   ---------     ---------      ---------
                                     239,820       196,286             22%
                                                                =========
Discontinued                          31,444        18,468
                                   ---------     ---------

                                   $ 271,264     $ 214,754
                                   =========     =========



NET EARNED PREMIUM

Life, Accident & Health            $ 137,369     $ 110,883             24
Aviation                              65,675        54,411             21
Marine, Energy, & Property            15,640         7,708            103
Miscellaneous                         10,325        13,742            (25)
                                   ---------     ---------      ---------
                                     229,009       186,744             23%
                                                                =========
Discontinued                          20,071        14,545
                                   ---------     ---------

                                   $ 249,080     $ 201,289
                                   =========     =========

                          HCC INSURANCE HOLDINGS, INC.
                        INSURANCE COMPANY WRITTEN PREMIUM
                               SEPTEMBER 30, 2001
                                ($ IN THOUSANDS)


                                      YEAR TO DATE       FULL YEAR        FULL YEAR        FULL YEAR
                                          2001             2000             1999             1998
                                      ------------     ------------     ------------     ------------
GROSS WRITTEN

Life, Accident & Health               $    474,695     $    546,702     $    217,659     $    116,843
Aviation                                   137,123          191,089          210,029          203,573
Marine, Energy & Property                   65,825           64,352           82,003          141,456
Miscellaneous                               11,285           29,281           17,962           12,240
                                      ------------     ------------     ------------     ------------
                                           688,928          831,424          527,653          474,112

Discontinued                                77,679          136,033           40,678           24,164
                                      ------------     ------------     ------------     ------------

                                      $    766,607     $    967,457     $    568,331     $    498,276
                                      ============     ============     ============     ============


NET WRITTEN

Life, Accident & Health               $    139,379     $    148,100     $     48,899     $     38,794
Aviation                                    67,460           79,794           68,513           53,030
Marine, Energy & Property                   22,906           16,256            9,561           16,334
Miscellaneous                               10,075           14,552            8,730            4,998
                                      ------------     ------------     ------------     ------------
                                           239,820          258,702          135,703          113,156

Discontinued                                31,444           25,086            4,221            8,727
                                      ------------     ------------     ------------     ------------

                                      $    271,264     $    283,788     $    139,924     $    121,883
                                      ============     ============     ============     ============


NET EARNED PREMIUM

Life, Accident & Health               $    137,369          148,039           50,919           41,695
Aviation                                    65,675           73,695           62,784           65,258
Marine, Energy & Property                   15,640           10,163           12,779           21,734
Miscellaneous                               10,325           14,552            9,072            4,656
                                      ------------     ------------     ------------     ------------
                                           229,009          246,449          135,554          133,343

Discontinued                                20,071           21,198            6,808            9,757
                                      ------------     ------------     ------------     ------------

                                      $    249,080     $    267,647     $    142,362     $    143,100
                                      ============     ============     ============     ============

                          HCC INSURANCE HOLDINGS, INC.
         OPERATING EARNINGS (AMOUNTS IN 000'S EXCEPT PER SHARE AMOUNTS)
                               SEPTEMBER 30, 2001


                              Year to Date       Full Year         Full Year         Full Year         Full Year
                                  2001              2000              1999              1998              1997
                              ------------      ------------      ------------      ------------      ------------

GAAP Net Income               $      6,360      $     55,468      $     26,572      $     73,110      $     50,083
                              ------------      ------------      ------------      ------------      ------------

Wtd Avg Shares O/S                  58,755            51,619            50,646            49,933            49,206
                              ------------      ------------      ------------      ------------      ------------

Earnings per Share            $       0.11      $       1.07      $       0.52      $       1.46      $       1.02
                              ------------      ------------      ------------      ------------      ------------

PRO FORMA ADJUSTMENTS

Merger Expenses               $         --      $         --      $         --      $        107      $      8,069
Income Tax                               0                 0                 0                 0              (845)
                              ------------      ------------      ------------      ------------      ------------
Total Pro forma Adjs                     0                 0                 0               107             7,224
Reported Net Income                  6,360            55,468            26,572            73,110            50,083
                              ------------      ------------      ------------      ------------      ------------

Pro forma Net Income          $      6,360      $     55,468      $     26,572      $     73,217      $     57,307
                              ============      ============      ============      ============      ============

Pro forma EPS                 $       0.11      $       1.07      $       0.52      $       1.47      $       1.16
                              ============      ============      ============      ============      ============

OPERATING ADJUSTMENTS

SAB 101                                  0             3,348                 0                 0                 0
Discontinued Lines                  37,277                 0                 0                 0                 0
Merger Expense / Other                 772             5,154            48,951                 0            10,000
Realized (gain)/loss                   237             5,321             4,164              (845)              328
Income Tax                          (7,995)           (5,012)          (18,848)              296            (3,615)
                              ------------      ------------      ------------      ------------      ------------
Total Operating Adjs                30,291             8,811            34,267              (549)            6,713
Pro forma Net Income                 6,360            55,468            26,572            73,217            57,307
                              ------------      ------------      ------------      ------------      ------------

Operating Income              $     36,651      $     64,279      $     60,839      $     72,668      $     64,020
                              ============      ============      ============      ============      ============

Operating EPS                 $       0.62      $       1.25      $       1.20      $       1.46      $       1.30
                              ============      ============      ============      ============      ============

                          HCC INSURANCE HOLDINGS, INC.
                            SUPPLEMENTAL INFORMATION
                               SEPTEMBER 30, 2001


                                       QTD               QTD                YTD               YTD
                                    9/30/2001         9/30/2000          9/30/2001         9/30/2000
                                   ------------      ------------       ------------      ------------

GAAP Loss Ratio                           127.5%             71.8%              86.8%             74.3%
GAAP Exp Ratio                             25.3%             23.4%              26.8%             23.5%
                                   ------------      ------------       ------------      ------------
GAAP Combined Ratio                       152.8%             95.2%             113.6%             97.8%

Statutory Loss Ratio                          *              72.4%                 *              72.3%
Statutory Exp Ratio                           *              25.9%                 *              27.7%
                                   ------------      ------------       ------------      ------------
Statutory Combined Ratio                      *              98.3%                 *             100.0%

Paid Loss & LAE                    $     60,237      $     62,805       $    159,952      $    169,327
Change in Reserves                       58,937           (15,212)            56,191           (19,793)
                                   ------------      ------------       ------------      ------------
=Incurred L+LAE                    $    119,174      $     47,593       $    216,143      $    149,534

                                                    As of             As of             As of
                                                  9/30/2001         6/30/2001         12/31/2000
                                                 ------------      ------------      ------------

Gross Reserves                                   $  1,127,715      $  1,001,384      $    944,117
Net Reserves                                          306,063           247,126           249,872


GAAP Equity by Insurance Company
Houston Casualty Co.                             $    358,944      $    329,825      $    317,381
Avemco Insurance Co.                                  112,828           110,581            98,724
US Specialty Insurance Co.                            106,675           117,385           116,937
HCC Re                                                  2,115             4,461             3,995
HCC Life                                               84,635            83,194            80,259
USFIC (Through 6/30 only)/CIC                          22,547            39,537            39,553
NIU                                                     5,700             5,561             5,154
Eliminations                                         (213,857)         (240,116)         (236,749)
                                                 ------------      ------------      ------------
HCC Total                                        $    479,587      $    450,428      $    425,254


Statutory Surplus by Insurance Company
Houston Casualty Co.                                        *      $    244,267      $    231,165
Avemco Insurance Co.                                        *           101,739            85,948
US Specialty Insurance Co.                                  *           106,187           106,056
HCC Re                                                      *             4,461             3,995
HCC Life                                                    *            70,145            63,311
USFIC (Through 6/30 only)/CIC                               *            39,058            38,812
NIU                                                         *             5,331             5,141
Eliminations                                                *          (215,390)         (208,179)
                                                 ------------      ------------      ------------
HCC Total                                                   *      $    355,798      $    326,249

All $ in thousands.

* Information to follow

                          HCC INSURANCE HOLDINGS, INC.
                        CONSOLIDATED INSURANCE COMPANIES
                                 NET LOSS RATIOS
                               SEPTEMBER 30, 2001
                                ($ IN THOUSANDS)

                                         Year to Date                     Full Year                      Full Year
                                             2001                           2000                           1999
                                   -------------------------      -------------------------      -------------------------
                                   Net Earned        Loss         Net Earned        Loss         Net Earned        Loss
       Line of Business             Premium         Ratio          Premium         Ratio          Premium         Ratio
       ----------------            ----------     ----------      ----------     ----------      ----------     ----------

Life, Accident & Health            $  137,369             86%     $  148,039             76%     $   50,919             74%

Aviation                               65,675             65          73,695             70          62,784             76

Marine, Energy & Property              15,640             61          10,163             81          12,779            131

Miscellaneous                          10,325             85          14,552             41           5,723             17
                                   ----------     ----------      ----------     ----------      ----------     ----------
                                      229,009             78         246,449             73         132,205             78


Discontinued                           20,071            183          21,198             91           9,157             69
                                   ----------     ----------      ----------     ----------      ----------     ----------

Total                              $  249,080             87%     $  267,647             74%     $  141,362             78%
                                   ==========     ==========      ==========     ==========      ==========     ==========

                                           Full Year
                                             1998
                                   -------------------------
                                   Net Earned        Loss
       Line of Business             Premium         Ratio
       ----------------            ----------     ----------

Life, Accident & Health            $   41,695             62%

Aviation                               65,258             62

Marine, Energy & Property              21,734             89

Miscellaneous                           4,656             78
                                   ----------     ----------
                                      133,343             67


Discontinued                            9,757             25
                                   ----------     ----------

Total                              $  143,100             64%
                                   ==========     ==========

                          HCC INSURANCE HOLDINGS, INC.
                        CONSOLIDATED INSURANCE COMPANIES
                                 NET LOSS RATIOS
                               SEPTEMBER 30, 2001
                                ($ IN THOUSANDS)

                                                    Actual                                              Adjusted
                                                 Year-to-Date                                         Discontinued
                                   Net Earned       Actual          Loss        Adjustments      Adjusted        Loss
      Line of Business              Premium         Losses         Ratio                          Losses         Ratio
      ----------------             ----------     ----------     ----------     -----------     ----------     ----------

Life, Accident & Health            $  137,369     $  118,347             86%             --     $  118,347             86%

Aviation                               65,675         42,667             65              --         42,667             65

Marine, Energy & Property              15,640          9,570             61              --          9,570             61

Miscellaneous                          10,325          8,820             85              --          8,820             85
                                   ----------     ----------     ----------      ----------     ----------     ----------
                                      229,009        179,404             78              --        179,404             78



Discontinued                           20,071         36,739            183          18,779         17,960             89
                                   ----------     ----------     ----------      ----------     ----------     ----------

Total                              $  249,080     $  216,143             87%     $   18,779     $  197,364             79%
                                   ==========     ==========     ==========      ==========     ==========     ==========

                                                          Adjusted                      Adjusted
                                                     World Trade Center             Discontinued & WTC
                                   Adjustments      Adjusted        Loss           Adjusted        Loss
      Line of Business                               Losses         Ratio           Losses         Ratio
      ----------------             -----------     ----------     ----------      ----------     ----------

Life, Accident & Health             $   25,750     $   92,597             67%     $   92,597             67%

Aviation                                    --         42,667             65          42,667             65

Marine, Energy & Property                8,000          1,570             10           1,570             10

Miscellaneous                               --          8,820             85           8,820             85
                                    ----------     ----------     ----------      ----------     ----------
                                        33,750        145,654             64         145,654             64



Discontinued                             1,250         35,489            177          16,710             83
                                    ----------     ----------     ----------      ----------     ----------

Total                               $   35,000     $  181,143             73%     $  162,364             65%
                                    ==========     ==========     ==========      ==========     ==========

                          HCC INSURANCE HOLDINGS, INC.
                        CONSOLIDATED INSURANCE COMPANIES
                                GROSS LOSS RATIOS
                               SEPTEMBER 30, 2001
                                ($ IN THOUSANDS)

                                                    Actual                                              Adjusted
                                                 Year-to-Date                                         Discontinued
                                   Net Earned       Actual          Loss        Adjustments      Adjusted         Loss
     Line of Business               Premium         Losses         Ratio                          Losses         Ratio
     ----------------              ----------     ----------     ----------     -----------     ----------     ----------

Life, Accident & Health            $  461,440     $  474,682            103%     $       --     $  474,682            103%

Aviation                              138,282         85,202             62              --         85,202             62

Marine, Energy & Property              57,479        172,225            300              --        172,225            300

Miscellaneous                          11,534          9,705             84              --          9,705             84
                                   ----------     ----------     ----------      ----------     ----------     ----------
                                      668,735        741,814            111              --        741,814            111



Discontinued                           91,944        115,615            126          36,784         78,831             86
                                   ----------     ----------     ----------      ----------     ----------     ----------

Total                              $  760,679     $  857,429            113%     $   36,784     $  820,645            108%
                                   ==========     ==========     ==========      ==========     ==========     ==========

                                                          Adjusted                         Adjusted
                                                      World Trade Center             Discontinued & WTC
                                   Adjustments      Adjusted         Loss         Adjusted          Loss
     Line of Business                                Losses         Ratio           Losses         Ratio
     ----------------              -----------     ----------     ----------      ----------     ----------

Life, Accident & Health             $  122,112     $  352,570             76%     $  352,570             76%

Aviation                                    --         85,202             62          85,202             62

Marine, Energy & Property               17,000        155,225            270         155,225            270

Miscellaneous                               --          9,705             84           9,705             84
                                    ----------     ----------     ----------      ----------     ----------
                                       139,112        602,702             90         602,702             90



Discontinued                             1,850        113,765            124          76,981             84
                                    ----------     ----------     ----------      ----------     ----------

Total                               $  140,962     $  716,467             94%     $  679,683             89%
                                    ==========     ==========     ==========      ==========     ==========